                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                                  BITSTREAM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                                 BITSTREAM INC.
                                215 FIRST STREET
                         CAMBRIDGE, MASSACHUSETTS 02142

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            JUNE 3, 1999, 10:00 A.M.

    NOTICE IS HEREBY GIVEN to the stockholders of BITSTREAM INC., a Delaware corporation (the "Company"), that the Annual Meeting of Stockholders (the "Meeting") will be held at the Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts 02142 at 10:00 a.m., Eastern Daylight Time, on June 3, 1999 for the following purposes:

    1. To elect a board of four (4) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified;

    2. To ratify the action of the Board of Directors in appointing Arthur Andersen LLP as auditors for the Company for the fiscal year ending December 31, 1999; and

    3. To transact such other and further business as may properly come before the Meeting or any postponement or adjournment thereof.

    Only stockholders of record at the close of business on April 23, 1999 are entitled to notice of and to vote at the Meeting or any adjournment thereof. The stock transfer books of the Company will not be closed.

    A copy of the Company's Annual Report for the fiscal year ended December 31, 1998 accompanies this notice.

                                          By Order of the Board of Directors,

                                                        [LOGO]

                                          CHARLES YING

                                          Chairman of the Board

May 3, 1999

                               RETURN OF PROXIES

    A proxy and self-addressed envelope are enclosed for your use. Whether or not you plan to attend the Meeting, the Board of Directors of the Company requests that you execute and return your proxy in the enclosed envelope in order to secure a quorum, to avoid the expense of additional proxy solicitation and to ensure that your shares will be represented at the Meeting. Your cooperation is greatly appreciated.

                                 BITSTREAM INC.
                                215 FIRST STREET
                         CAMBRIDGE, MASSACHUSETTS 02142

                                PROXY STATEMENT

    The enclosed proxy ("Proxy") is solicited by the Board of Directors (the "Board") of Bitstream Inc., a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Stockholders (the "Meeting") to be held at the Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts 02142 on June 3, 1999, at 10:00 a.m., Eastern Daylight Time and at any adjournment or adjournments thereof. Any stockholder giving a Proxy has the power to revoke it at any time before it is voted by executing another Proxy bearing a later date or by giving written notice of revocation to the Company addressed to the Secretary prior to the Meeting or by oral or written notice at the Meeting or by voting in person by ballot at the Meeting. A stockholder's attendance at the Meeting will not by itself revoke a Proxy.

    The mailing address of the Company's principal executive office is 215 First Street, Cambridge, Massachusetts 02142, Telephone No. (617) 497-6222. The approximate date on which this Proxy Statement and form of Proxy are first being sent or given to stockholders is on or about May 3, 1999.

                            SOLICITATION OF PROXIES

    The persons named as proxies are Charles Ying, Chairman of the Board and Chief Executive Officer of the Company and Anna M. Chagnon, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Secretary of the Company. The stock represented at the Meeting by the enclosed Proxy will be voted in the manner specified by the stockholder executing the same. In the absence of specification, the shares of stock will be voted FOR (i) the election of each of the four persons nominated by the Board to serve as directors and
(ii) the ratification of the action of the Board in appointing Arthur Andersen LLP as auditors for the Company for the fiscal year ending December 31, 1999, and in the discretion of the proxies on other business which may properly come before the Meeting. The cost of preparing, assembling and mailing the Proxy, this Proxy Statement and the other material enclosed will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and employees of the Company may solicit proxies by telephone, telegram or other means of communication. The Company will request brokerage houses, banking institutions, and other custodians, nominees and fiduciaries, with respect to shares held of record in their names or in the names of their nominees, to forward the proxy material to the beneficial owners of such shares of stock and will reimburse them for their reasonable expenses in forwarding the proxy material.

                      SHARES OUTSTANDING AND VOTING RIGHTS

    Only holders of shares of Class A Common Stock, $0.01 par value ("Class A Shares" or "Class A Common Stock"), of record as at the close of business on April 23, 1999 (the "Record Date") are entitled to vote at the Meeting, or any adjournment thereof. On the Record Date, there were issued and outstanding 7,170,332 Class A Shares of which 38,549 were designated as treasury shares. Each Class A Share is entitled to one vote on all matters to be voted upon. The presence in person or by properly executed Proxy of the holders of a majority of the issued and outstanding shares of Class A Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. Directors are elected by a majority of the votes present in person or by proxy at the Meeting and voting on such proposal. The affirmative vote of a majority of the votes present in person or by proxy at the Meeting is required for the ratification of the appointment of the auditors and for the approval of any other business which may properly be brought before the Meeting or any adjournment thereof.

    Stockholders of the Company vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board before the Meeting to serve as the inspector of election at the Meeting and who has executed and verified an oath of office. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes (i.e. shares held by a broker or nominee which are represented at the Meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) are counted only for purposes of determining whether a quorum is present at the Meeting.

    The stock transfer books of the Company will not be closed. Stockholders who do not expect to attend the Meeting, but wish to have their shares of stock voted at the Meeting, are urged to complete, sign, date and return the enclosed Proxy as promptly as possible.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

    Four directors of the Company are to be elected to serve until the next annual meeting of stockholders of the Company or until the election and qualification of their respective successors. Each of the nominees named below currently serves as a director of the Company. The persons named in the accompanying Proxy intend to vote (unless authority to vote for directors is withheld in such Proxy) all duly executed Proxies unrevoked at the time of the exercise thereof for the election to the Board of all of the nominees named below, each of whom consented to be named herein and to serve as a director if elected at the Meeting. The Board knows of no reason why any of the nominees will be unavailable or unable to serve as a director, but in the event that any nominee should become unavailable prior to the Meeting, the Proxy will be voted for a substitute nominee designated by the Board if a substitute nominee is designated. Listed below is certain information with respect to each current nominee for election as a director. For information concerning the number of shares of Class A Common Stock beneficially owned by each nominee, see "Principal and Management Stockholders."

    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES LISTED BELOW.

                             NOMINEES FOR DIRECTORS

    The Company's directors and their ages as of April 23, 1999 are as follows:

NAME                                           AGE                  POSITION WITH THE COMPANY
---------------------------------------------  --- ------------------------------------------------------------
Charles Ying (1).............................  52  Chairman of the Board, Chief Executive Officer and Director
George B. Beitzel (2)........................  70  Director
Amos Kaminski (1)(2).........................  69  Director
David G. Lubrano (1)(2)......................  68  Director

------------------------

(1) Member of Executive Committee.

(2) Member of the Audit Committee and Compensation Committee.

    Charles Ying has been Chief Executive Officer of the Company since May 1997 and Chairman of the Board since April 1997. From January 1992 to January 1996, Mr. Ying served as Chief Executive Officer of Information International Inc., a corporation engaged in the business of designing, manufacturing and marketing computer-based systems that automate document production and publishing. Mr. Ying also serves as a member of the Board of Directors of NodeWarrior Networks Inc., an Internet Service Provider located in Los Angeles, California. Mr. Ying holds a B.S. and M.S. in Electrical Engineering from Massachusetts Institute of Technology.

    George B. Beitzel has been a director of the Company since April 1989. Mr. Beitzel retired in 1987 from International Business Machines Corporation where he had been a Senior Vice President and a director. Mr. Beitzel currently serves on the Board of Directors of: Bankers Trust New York Corporation, Caliber System, Inc., Computer Task Group, Inc., Datalogix International, Inc., FlightSafety International, Inc., Phillips Petroleum Company, Rohm & Haas Co., TIG Holdings, Inc. and Xillix Technologies Corporation.

    Amos Kaminski has been a director of the Company since 1985 and was Chairman of the Board from 1991 through 1996. Mr. Kaminski founded Interfid Ltd. ("Interfid"), a private investment advisory firm, in 1984 and has served as its President and on its Board of Directors since its formation. Mr. Kaminski is also the founder, President and Chairman of the Board of Directors of AFA Asset Services, Inc., a private real estate asset management company.

    David G. Lubrano has been a director of the Company since 1987. Mr. Lubrano retired in 1985 from Apollo Computer Inc., a corporation engaged in manufacturing workstations, which he co-founded and where he had been a Senior Vice President of Finance and Administration, Chief Financial Officer and a director.

    The Company's By-laws provide that the Board will be elected at the annual meeting of the stockholders, or at a special meeting of the stockholders in lieu thereof, and that all directors shall hold office until the next annual meeting of stockholders, or next special meeting of the stockholders in lieu thereof, or until their successors are chosen and qualified.

    There are no family relationships among any of the executive officers or directors of the Company.

BOARD COMMITTEES AND MEETINGS OF THE BOARD

    The Board has a standing Audit Committee, a Compensation Committee and an Executive Committee. The Board does not have a nominating committee. The Audit Committee reviews the Company's accounting practices, internal accounting controls and financial results and oversees the engagement of the Company's independent auditors. The Compensation Committee establishes salaries, incentives and other forms of compensation for directors, officers and other employees of the Company. The Compensation Committee also administers the Company's benefit plans and administers the issuance of stock options and other awards under the 1997 Stock Plan of the Company (the "1997 Plan") to all employees and directors of the Company, including the members of such committee. The Executive Committee oversees the management of the business and affairs of the Company, including mergers and acquisitions, corporate governance and nominations, and evaluation of strategic business opportunities. In the fiscal year ended December 31, 1998, Messrs. Beitzel, Lubrano and Kaminski served as members of both the Audit Committee and the Compensation Committee, and Messrs. Ying, Kaminski and Lubrano served on the Executive Committee. Mr. Lubrano serves as the Chairman of the Audit Committee, Mr. Beitzel serves as the Chairman of the Compensation Committee and Mr. Kaminski serves as Chairman of the Executive Committee.

    During the fiscal year ended December 31, 1998, the full Board met three times and acted by unanimous written consent four times. The Audit Committee, the Compensation Committee and the Executive Committee did not meet separately during the fiscal year ended December 31, 1998. All incumbent directors attended at least 75% of the aggregate number of the meetings of the Board.

DIRECTOR COMPENSATION

    For the fiscal year ending December 31, 1998, each director who was not an employee of the Company was entitled to receive $14,000 in cash compensation for service as a director, payment of which was waived by such directors during 1998 in light of the Company's financial performance during such year.

    On January 23, 1998, the Board, pursuant to the 1997 Plan, awarded non-qualified stock options ("NQSOs") to purchase 50,000 Class A Shares to each of Messrs. Beitzel, Kaminski and Lubrano. Each of such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date granted and one-third of such options will vest on each of the first, second and third anniversaries of the date of the grant.

    On April 22, 1998, the Board, pursuant to the 1997 Plan, granted NQSOs to purchase 14,000 Class A Shares to each of Messrs. Beitzel, Kaminski and Lubrano. These options were issued to the directors in lieu of their cash compensation of $14,000 each for service as a director during the fiscal year ended December 31, 1998. Each of such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date granted and vest in twelve equal monthly installments beginning on April 1, 1999.

    On April 22, 1998, the Board, pursuant to the 1997 Plan, granted incentive stock options ("ISOs") to purchase 50,000 Class A Shares and NQSOs to purchase 100,000 Class A Shares to Mr. Ying. These options were issued to Mr. Ying in lieu of payment of his salary from April 22, 1998 through January 25, 1999, which salary Mr. Ying waived, as more fully described in the "Chief Executive Officer Compensation" section below. The ISOs and the NQSOs have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date granted and vest in twelve equal monthly installments beginning on April 1, 1999.

    On January 25, 1999, the Board, pursuant to the 1997 Plan, awarded NQSOs to purchase 150,000 Class A Shares to each of Messrs. Beitzel, Kaminski and Lubrano. Each of such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date granted and one-third of such options will vest on each of the first, second and third anniversaries of the date of grant.

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the stock performance graph contained elsewhere herein shall not be incorporated by reference into any such filings nor shall they be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Exchange Act.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee (the "Committee") of the Company at the direction of the Board has prepared the following report for inclusion in this Proxy Statement. The Committee is comprised of Messrs. Beitzel, Kaminski and Lubrano, three non-employee directors who are "disinterested persons" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee has the responsibility for all compensation matters concerning the Company's executive officers.

    The Company's executive compensation program is intended to attract and retain highly-qualified senior managers by providing compensation opportunities that reflect the Company's business results and the individual executive's performance. The Committee believes that these compensation opportunities will motivate management's efforts by ensuring that the rewards received by Company executives are consistent with the achievement of the Company's business objectives and with the value added by management to the stockholders' interests in the Company. The program provides for base salaries that reflect such factors as level of responsibility, internal fairness and external competitiveness, and annual incentive bonus awards that are payable in cash for the achievement of target levels of sales and earnings, strategic acquisitions and other initiatives, introduction of innovative products and services, and the achievement of and progress toward other significant annual financial and operational objectives as determined by the Committee. In general, the cash compensation of the Company's executive officers approximates the average of compensation paid to executives of appropriate comparator companies who occupy positions of similar responsibilities. The program also provides long-term incentive opportunities in the form of stock options that strengthen the mutuality of economic interest between management and the Company's stockholders and encourage management continuity.

    The following is a discussion of each element of the Company's executive compensation program, including a description of the decisions and actions taken by the Committee with respect to the 1998 fiscal year compensation for the Chief Executive Officer (the "CEO") and all executive officers as a group.

MANAGEMENT COMPENSATION PROGRAM

    Compensation of the Company's executive officers in the fiscal year ended December 31, 1998 (as reflected in the tables that follow with respect to the Named Executive Officers) consisted of the following elements: base salary, annual incentive bonus and the opportunity for stock option grants under the Company's stock option plans. Total annual cash compensation for each executive officer varies each year based on the Company's achievement of its annual objectives and the individual's performance. Stock options to purchase 385,000 shares were granted to executive officers under the 1997 Plan during the 1998 fiscal year. In addition, stock options that were previously granted to certain executive officers and employees under the 1994 Stock Plan and the 1996 Stock Plan continue to be outstanding and unexercised. The potential value of previously granted long-term stock options varies based upon the fair market value of the Company's stock.

    With respect to determining the base salary of executive officers, the Committee takes into consideration a variety of factors, including the executive's level of responsibility and individual performance, the salaries of similar positions in comparable companies and the financial and operational performance of the Company in relation to its objectives and its competitive standing. The Company reviews the results of various industry salary surveys to ensure its understanding of competitive compensation levels and practices in the marketplace. From time to time, the Committee utilizes the services of a recognized, independent external consulting firm to determine marketplace compensation values and practices, and to assess the reasonableness of the overall compensation program.

    The Company's annual incentive bonus to its executive officers (including the Named Executive Officers) is based on the achievement of objective, financial and operational performance targets and the discretion of the Committee. These targets may include sales volume, net operating income, accomplishment of certain strategic business initiatives, completion of certain strategic acquisitions or divestitures and other performance objectives as may be determined annually. In determining individual incentive bonus awards, the accountability of executive officers and their individual contributions towards the attainment of these objectives are considered. In determining specific awards for the most recent performance year, the Committee placed considerable emphasis on the Company's sales growth, progress toward achievement of earnings objectives, strategic acquisition activity and new product development. The calculation of the Company's financial and operational performance with respect to the determination of these incentive bonus awards is made as soon as is practicable after the completion of the Company's fiscal year.

    In addition to cash compensation, the Committee and the Board believe that providing executive officers with stock ownership opportunities aligns the interests of the executives with other stockholders and encourages the executives' long-term retention in the Company. The long-term incentive element of the Company's management compensation program is therefore in the form of stock option grants.

    On January 23, 1998, the Board awarded ISOs to purchase 10,000 Class A Shares to Ms. Chagnon, who is a Named Executive Officer, pursuant to the 1997 Plan. Such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date of grant, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

    On April 22, 1998, the Board, pursuant to the 1997 Plan, granted ISOs to purchase 50,000 Class A Shares and NQSOs to purchase 100,000 Class A Shares to Mr. Ying. These options were issued to Mr. Ying in lieu of payment of his salary from April 22, 1998 through January 25, 1999, which salary Mr. Ying waived, as more fully described in the "Chief Executive Officer Compensation" section below. The ISOs and the NQSOs have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date granted and vest in twelve equal monthly installments beginning on April 1, 1999.

    On April 22, 1998, the Board awarded ISOs to purchase 10,000 Class A Shares to Ms. Chagnon pursuant to the 1997 Plan. Such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date of grant, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

    On July 8, 1998, the Board awarded ISOs to purchase 50,000 Class A Shares to Paul Trevithick, the President of the Company and who is a Named Executive Officer, pursuant to the 1997 Plan. Such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date of grant, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

    On November 6, 1998, the Board awarded ISOs to each of Ms. Chagnon (65,000 shares) and Mr. Trevithick (100,000 shares) pursuant to the 1997 Plan. Such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date of grant, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

    The 1994 Stock Plan, 1996 Stock Plan and 1997 Plan are intended to create opportunities for executive officers and other key employees of the Company to acquire a proprietary interest in the Company and thereby enhance their efforts in the service of the Company and its stockholders. In addition, the vesting provisions of such awards (which limit the exercisability of such options for certain periods of time) encourage the continued service and stability of the management team.

CHIEF EXECUTIVE OFFICER COMPENSATION

    Mr. Charles Ying, Chairman of the Board and Chief Executive Officer of the Company, is eligible to participate in the same executive compensation programs in which other executive-level employees of the Company participate. His total annual compensation for the 1998 fiscal year (including compensation derived from salary and annual incentive bonus) was determined by the Committee in consideration of the same performance criteria used to establish pay levels for all other executive-level employees. In particular, Mr. Ying's salary for the year ended December 31, 1998 was at the rate of $150,000 per annum in recognition of the Board's overall satisfaction with his performance and contributions. In April 1998, Mr. Ying waived payment of the remainder of his annual salary for the fiscal year ended December 31, 1998 in light of the financial performance of the Company during such year. Mr. Ying received ISOs to purchase 50,000 Class A Shares and NQSOs to purchase 100,000 Class A Shares in lieu of payment of his salary from April 22, 1998 through January 25, 1999. These options are more fully described in the "Option Grants in Last Fiscal Year" table below. The Committee has determined that Mr. Ying's salary is below the median salary of Chief Executive Officers in a selected group of comparable companies.

                             Compensation Committee
                               George B. Beitzel
                                 Amos Kaminski
                                David G. Lubrano

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain summary information concerning compensation by the Company to its Chief Executive Officer (the "CEO") during the fiscal year ended December 31, 1998 and the four most highly compensated executive officers other than the CEO who were serving as executive officers on December 31, 1998 whose aggregate salary and bonus exceeded $100,000 for the fiscal year ended December 31, 1998 (together with the CEO, the "Named Executive Officers").

                                                                                               LONG TERM
                                                         ANNUAL COMPENSATION              COMPENSATION AWARDS
                                               ---------------------------------------   ----------------------
                                                                        OTHER ANNUAL     SECURITIES UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR    SALARY($)   BONUS($)   COMPENSATION($)    OPTIONS/WARRANTS(#)(1)   COMPENSATION($)(2)
-------------------------------------  ----    ---------   --------   ----------------   ----------------------   ------------------

Charles Ying.........................  1998      46,154         --           --                 150,000(3)                 --
  Chief Executive Officer              1997      86,538         --           --                 150,000(4)                 --
                                       1996          --         --           --                      --                    --

Paul Trevithick......................  1998     129,896     50,000           --                 150,000(5)              3,606
  President                            1997(6)  117,724    300,000           --                 165,000(7)                 --
                                       1996          --         --           --                      --                    --

Anna M. Chagnon......................  1998     115,754     25,000           --                  85,000(8)              3,235
  Executive Vice President, Chief      1997      38,500      7,500           --                  15,000(9)                 --
  Financial Officer and Chief          1996          --         --           --                      --                    --
  Operating Officer

John S. Collins......................  1998     135,000         --           --                      --                 3,750
  Vice President and Chief Technology  1997     130,738      1,200           --                  30,000(10)             3,922
  Officer                              1996     124,233     30,000           --                      --                 1,492

------------------------

(1) The Company did not make any restricted stock awards, grant any stock appreciation rights or make any long-term incentive plan payouts during the fiscal years ended December 31, 1996, December 31, 1997 and December 31, 1998.

(2) Represents matching contributions by the Company for the account of the Named Executive Officer under the Company's 401(k) Plan.

(3) Represents (i) options to purchase 50,000 shares of Class A Common Stock with an exercise price of $1.875 per share, which was the fair market value of the shares on the date of grant (April 22, 1998). These options expire on April 22, 2008 and vest in twelve monthly installments beginning on April 1, 1999; and (ii) options to purchase 100,000 shares of Class A Common Stock with an exercise price of $1.875 per share, which was the fair market value of the shares on the date of grant (April 22, 1998). These options expire on April 22, 2008 and vest in twelve monthly installments beginning on April 1, 1999.

(4) Represents options to purchase 150,000 shares of Class A Common Stock with an exercise price of $2.00 per share, which was the fair market value of the shares on the date of grant (August 5, 1997).

    These options expire on August 5, 2007 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant.

(5) Represents (i) options to purchase 50,000 shares of Class A Common Stock with an exercise price of $1.375 per share, which was the fair market value of the shares on the date of grant (July 8, 1998). These option expire on July 8, 2008 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant; and (ii) options to purchase 100,000 shares of Class A Common Stock with an exercise price of $1.56 per share, which was the fair market value of the shares on the date of grant (November 6, 1998). These options expire on November 6, 2008 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant.

(6) In fiscal 1997, all bonus compensation was paid to Mr. Trevithick in connection with his employment agreement with the Company. See "Executive Agreements."

(7) Includes options to purchase 100,000 shares of Class A Common Stock with an exercise price of $3.94 per share, which was the fair market value of the shares on the date of grant (April 28, 1997). These options expire on April 28, 2004 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant. Also includes options to purchase 65,000 shares of Class A Common Stock at a price of $0.90 per share which were issued on April 28, 1997 in exchange for an equal number of options originally issued to Mr. Trevithick by Archetype. These options are fully vested.

(8) Represents (i) options to purchase 10,000 shares of Class A Common Stock with an exercise price of $2.00 per share, which was the fair market value of the shares on the date of grant (January 23, 1998). These options expire on January 23, 2008 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant; (ii) options to purchase 10,000 shares of Class A Common Stock with an exercise price of $1.875 per share, which was the fair market value of the shares on the date of grant (April 22, 1998). These options expire on April 22, 2008 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant; and (iii) options to purchase 65,000 shares of Class A Common Stock with an exercise price of $1.56 per share, which was the fair market value of the shares on the date of grant (November 6, 1998). These options expire on November 6, 2008 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant.

(9) Represents options to purchase 15,000 shares of Class A Common Stock with an exercise price of $1.50 per share, which was the fair market value of the shares on the date of grant (July 15, 1997). These options expire on July 15, 2007 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant.

(10) Represents options to purchase 30,000 shares of Class A Common Stock with an exercise price of $4.94 per share, which was the fair market value of the shares on the date of grant (March 10, 1997). These options expire on March 10, 2007 and vest in two equal annual installments on the first and second anniversaries of the date of grant.

    All of the Company's Named Executive Officers, except Mr. Trevithick, are employed on an at will basis and, except for the compensation arrangements discussed below with Mr. Trevithick, none of the Named Executive Officers is party to any employment agreements with the Company. Each of the executive officers may also receive discretionary bonuses as may be determined by the Compensation Committee.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table shows all options granted to each of the Named Executive Officers of the Company during the fiscal year ended December 31, 1998 and the potential value of stock price appreciation rates, 5% and 10%, over the ten year term of the options. The 5% and 10% rates of appreciation are required to be disclosed by the Securities and Exchange Commission and are not intended to forecast possible future actual appreciation, if any, in the Company's stock prices. The Company did not use an alternative present value formula permitted by the Securities and Exchange Commission because the Company is not aware of any such formula that can determine with reasonable accuracy the present value based on future unknown or volatile factors.

                                                                                                         POTENTIAL REALIZABLE
                                                   INDIVIDUAL GRANTS                                       VALUE AT ASSUMED
                                               --------------------------                                  ANNUAL RATES OF
                                                NUMBER OF     % OF TOTAL                                     STOCK PRICE
                                               SECURITIES    OPTION/SARS                                   APPRECIATION FOR
                                               UNDERLYING     GRANTED TO    EXERCISE OR                      OPTION TERM
                                               OPTION/SARS   EMPLOYEES IN   BASE PRICE                   --------------------
NAME                                           GRANTED (#)   FISCAL YEAR      ($/SH)      EXP. DATE      5%($)(8)   10%($)(8)
---------------------------------------------  -----------   ------------   -----------   ----------     --------   ---------

Charles Ying.................................     50,000        4.67%         $    1.875  04/22/2008(1)    61,350    164,350
                                                 100,000        9.33%         $    1.875  04/22/2008(2)   122,700    328,700

Anna M. Chagnon..............................     10,000        0.93%         $    2.00   01/23/2008(3)    13,080     35,070
                                                  10,000        0.93%         $    1.875  04/22/2008(4)    12,270     32,870
                                                  65,000        6.07%         $    1.56   11/06/2008(5)    66,365    177,775

Paul Trevithick..............................     50,000        4.67%         $    1.375  07/08/2008(6)    45,000    120,550
                                                 100,000        9.33%         $    1.56   11/06/2008(7)   102,100    273,500

------------------------

(1) These options were first exercisable on April 1, 1999 at which time the options were one-twelfth vested with options vesting in additional one-twelfth increments in monthly installments commencing on May 1, 1999.

(2) These options were first exercisable on April 1, 1999 at which time the options were one-twelfth vested with options vesting in additional one-twelfth increments in monthly installments commencing on May 1, 1999.

(3) These options were first exercisable on January 23, 1999 at which time the options were 33% vested with options vesting in additional 33% increments in two annual installments commencing on January 23, 2000.

(4) These options are first exercisable on April 22, 1999 at which time the options will be 33% vested with options vesting in additional 33% increments in two annual installments commencing on April 22, 2000.

(5) These options are first exercisable on November 6, 1999 at which time the options will be 33% vested with options vesting in additional 33% increments commencing on November 6, 2000.

(6) These options are first exercisable on July 8, 1999 at which time the options will be 33% vested with options vesting in additional 33% increments in two annual installments commencing on July 8, 2000.

(7) These options are first exercisable on November 6, 1999 at which time the options will be 33% vested with options vesting in additional 33% increments in two annual installments commencing on November 6, 2000.

(8) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based upon assumed rates of share price appreciation set by the Securities and Exchange Commission of five percent and ten percent compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, are dependent on the performance of the Class A Common Stock and the date on which the option is exercised. There can be no assurance that the amounts reflected will be achieved.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
  VALUES

    The following table sets forth information with respect to the exercise of options by the Named Executive Officers during the last fiscal year and unexercised options held as of the end of the fiscal year.

                                                                               NUMBER OF SECURITIES
                                                                              UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                            OPTIONS AT FISCAL YEAR END     IN-THE-MONEY OPTIONS
                                          SHARES                                       (#)                 AT FISCAL YEAR END(2)
                                         ACQUIRED              VALUE        --------------------------  ---------------------------
NAME                                  ON EXERCISE (#)     REALIZED($)(1)    EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
----------------------------------  -------------------  -----------------  -----------  -------------  ------------  -------------
Charles Ying......................              --                  --          99,998        350,002             --            --
Paul Trevithick...................              --                  --          98,333        216,667      45,110.00     14,350.00
Anna M. Chagnon...................              --                  --           4,999         95,001         469.91      3,150.09
John S. Collins...................              --                  --         164,941         15,000     103,982.02            --

------------------------

(1) Value realized equals fair market value on the date of exercise, less the exercise price, times the number of shares acquired, without deducting taxes or commissions paid by employee.

(2) Value of unexercised options equals fair market value of the shares underlying in-the-money options at December 31, 1998 ($1.594 per share), which was the last trading day of the Company's fiscal year, less the exercise price, times the number of options outstanding.

                              EXECUTIVE AGREEMENTS

EMPLOYMENT AGREEMENT WITH MR. TREVITHICK

    In April 1997, the Company acquired Archetype, Inc. ("Archetype"), a Delaware corporation primarily engaged in the business of developing and marketing server-based information management computer software for the graphic arts industry. Archetype's products include: MediaBank, a digital asset management product that allows for the cataloging, archiving, and management of electronic images, text and documents; InterSep OPI and InterSep Output Manager, advanced open prepress interface and print management products for raster image processors and servers; and NuDoc, an advanced document composition technology. In connection with such acquisition, the Company entered into an employment agreement with Paul Trevithick, Archetype's President and Chief Executive Officer.

    Pursuant to the employment agreement, Mr. Trevithick serves as Vice President of the Company or such other position as the Board shall determine for a period of two years commencing on April 28, 1997. In consideration of such employment, Bitstream shall pay Mr. Trevithick an annual base salary of at least $125,000, a $200,000 signing bonus on April 28, 1997, a deferred bonus of $100,000 on July 17, 1997 and an annual performance bonus of $50,000 per year for each of the 1997 and 1998 fiscal years so long as Mr. Trevithick has met certain performance criteria. As of April 23, 1999, Mr. Trevithick has received all of the bonus compensation set forth in his employment agreement with the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During the fiscal year ended December 31, 1998, Messrs. Beitzel, Kaminski and Lubrano fulfilled all functions of the Compensation Committee with regard to determining compensation of executive officers of the Company. For a description of the relationship between Mr. Amos Kaminski, a member of the Board, Interfid and certain significant principal stockholders of the Company, see "Certain Relationships and Related Transactions--Interfid."

                            STOCK PERFORMANCE GRAPH

    The line graph below compares the percentage change in cumulative total stockholder return on the Class A Common Stock assuming an investment of $100 on October 30, 1996, the date on which the Class A Common Stock was first publicly traded, with the total cumulative return of the Total Return Index for the Nasdaq Stock Market (US) and the Nasdaq Computer & Data Processing Services Stock index for the period from October 31, 1996 to December 31, 1998. The Class A Common Stock was sold in its initial public offering at a price of $6.00, and the closing sales price of the Class A Common Stock on the Nasdaq National Market on December 31, 1998 was $1.594.

                COMPARISON OF 26 MONTH CUMULATIVE TOTAL RETURN*
           AMONG BITSTREAM INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  DOLLARS

                 BITSTREAM INC.        NASDAQ STOCK MARKET (U.S.)             NASDAQ COMPUTER & DATA PROCESSING
10/96                       100                               100                                           100
12/96                       108                               106                                           106
12/97                        31                               130                                           130
12/98                        27                               183                                           233

          * $100 invested on 10/31/96 in stock or index--including reinvestment of dividends. Fiscal year ending December 31.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INTERFID

    Amos Kaminski, a member of the Board, is a director and the controlling stockholder of Interfid. Interfid renders investment advisory services to Premier Resources, Ltd., ("Premier"), a Bahamian corporation. Premier serves as an investment advisor to each of Privest I N.V. and Privest II N.V. and may be deemed the beneficial owner of the Company's stock owned of record by such entities. See "Principal and Management Stockholders" and note 4 to the table contained therein. Interfid has rendered investment advice to Premier in connection with the investments by Privest I N.V. and Privest II N.V. in the Company.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth certain information as of April 23, 1999, with respect to the Class A Common Stock of the Company owned or deemed beneficially owned as determined under the rules of the Securities and Exchange Commission, directly or indirectly, by each stockholder known to the Company to own beneficially more than 5% of the Company's Class A Common Stock, by each director, by the executive officers named in the Summary Compensation Table included elsewhere herein, and by all directors and executive officers of the Company and its subsidiaries as a group. In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Class A Common Stock of the Company if he or she has or shares voting power or investment power with respect to such security or has the right to acquire beneficial ownership at any time within 60 days of April 23, 1999. As used herein "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose of or direct the disposition of shares. Except as indicated in the notes following the table below, each person named has sole voting and investment power with respect to the shares listed as being beneficially owned by such person.

                                                                         PERCENT OF
                                                                           COMMON
NAME AND ADDRESS(2)                                           NUMBER(1)   STOCK(1)
------------------------------------------------------------  ---------  ----------

PRINCIPAL STOCKHOLDERS

Privest I N.V. (3)..........................................   668,417      9.30%
  c/o Caribbean Management Company N.V.
  14, John B. Gorsiraweg
  Curacao, Netherland Antilles

Privest II N.V. (3).........................................   665,244      9.26%
  c/o Caribbean Management Company N.V.
  14, John B. Gorsiraweg
  Curacao, Netherland Antilles

Heartland Advisors Inc......................................   492,200      6.86%
  790 North Milwaukee Street
  Milwaukee, Wisconsin 53202

Bell Lane, LLC..............................................   437,000      6.09%
  2070 Naamans Road, Suite 317
  Wilmington, DE 19810

BancBoston Ventures, Inc. (4)...............................   382,608      5.33%
  100 Federal Street
  Boston, Massachusetts 02110

DIRECTORS AND EXECUTIVE OFFICERS

Paul Trevithick (5).........................................   284,176      3.89%

Amos Kaminski (6)...........................................   196,447      2.70%
  c/o Interfid Ltd.
  150 E. 58th Street, 27th Floor
  New York, New York 10155-2798

John S. Collins (7).........................................   180,940      2.46%

David G. Lubrano (8)........................................   177,539      2.45%
  94 Otis Street
  Hingham, Massachusetts 02043

George B. Beitzel (9).......................................   172,437      2.37%
  29 King Street
  Chippaqua, New York 10514

Charles Ying (10)...........................................   172,787      2.36%

Anna M. Chagnon (11)........................................    11,665          *

All directors and executive officers as a group (7 persons)   1,195,541    15.12%
(5)(6)(7)(8)(9)(10)(11).....................................

------------------------

*    Less than one percent.

(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Class A Common Stock shown as beneficially owned by them, subject to community property laws where applicable. The information presented with respect to the Principal Stockholders is based on reports of beneficial ownership on Schedules 13D and 13G delivered to the Company pursuant to the Exchange Act and such other information as may have been provided to the Company by any such Principal Stockholder. In accordance with the rules of the Securities and Exchange Commission, Class A Common Stock, subject to stock options or warrants which are currently exercisable or which become exercisable within 60 days after April 23, 1999, are deemed outstanding for computing the share ownership and percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(2) Unless otherwise indicated, the address of the officer listed is: c/o Bitstream Inc., 215 First Street, Cambridge, MA 02142.

(3) Includes 14,443 shares and 14,443 shares issuable to Privest I N.V. and Privest II N.V., respectively, upon the exercise of warrants. Premier may be regarded as the beneficial owner of these shares because it serves as an investment advisor to each of Privest I N.V. and Privest II N.V. and has at times in the past been delegated, and may from time to time in the future be delegated, the authority to vote or direct the vote or to dispose or direct the disposition of these shares. Premier, a corporation established under the laws of the Commonwealth of the Bahamas, has a principal place of business at IBM House-East Bay Street, Nassau, Bahamas and is a wholly owned subsidiary of Gesfid International Ltd., a corporation established under the laws of the Commonwealth of the Bahamas, which is a wholly owned subsidiary of Gesfid, S.A., a fiduciary corporation established under the laws of Switzerland, which has a principal place of business at Via Adamini, 10a, Lugano, Switzerland. Gesfid, S.A. is indirectly controlled by Mr. Antonio Saladino, a citizen of Switzerland, who has a principal place of business at Via Adamini, 10a, Lugano, Switzerland. Mr. Saladino may be deemed to be the beneficial owner of the shares of the Company held by Privest I N.V. and Privest II N.V. to the extent that Premier is delegated the authority to vote or direct the vote or to dispose of such shares.

(4) Includes 7,776 shares issuable to BancBoston Ventures, Inc. upon the exercise of warrants. BancBoston Ventures, Inc. is a subsidiary of BankBoston Corporation, a Massachusetts holding company, which may be deemed beneficial owner of any shares of the Company held by BancBoston Ventures, Inc.

(5) Includes 131,666 shares issuable to Mr. Trevithick upon the exercise of options.

(6) Includes 54,487 shares issuable to Mr. Kaminski upon the exercise of warrants and 20,164 shares issuable to Mr. Kaminski upon the exercise of options. Also includes 20,000 shares and 1,110 shares issuable upon the exercise of warrants held of record by Interfid of which Mr. Kaminski is President and a director and, therefore, Mr. Kaminski may be deemed to a beneficial owner of such shares.

(7) Includes 39,941 shares and 140,000 shares issuable to Mr. Collins upon the exercise of warrants and options, respectively, and 10,888 shares held by Mr. and Mrs. Collins as joint tenants.

(8) Includes 54,020 shares and 20,164 shares issuable to Mr. Lubrano upon the exercise of warrants and options, respectively.

(9) Includes 54,109 shares and 20,164 shares issuable to Mr. Beitzel upon the exercise of warrants and options, respectively. Also includes 30,002 shares and 524 shares issuable upon the exercise of warrants, all held of record by the Beitzel Family Trust. Since Mr. Beitzel and his family are the beneficiaries of the Beitzel Family Trust and Mr. Beitzel's wife and children share voting power therein, Mr. Beitzel may be deemed beneficial owner of such shares.

(10) Includes 137,495 shares issuable to Mr. Ying upon the exercise of options.

(11) Includes 11,665 shares issuable to Ms. Chagnon upon the exercise of options.

    The Company is not aware of any arrangements including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires directors, executive officers and stockholders who own more than 10% of the outstanding common stock of the Company to file with the Securities and Exchange Commission and the NASDAQ reports of ownership and changes in ownership of voting securities of the Company and to furnish copies of such reports to the Company.

    Based solely on a review of the copies of such forms received by it, and on written representations from certain reporting persons, the Company believes that with respect to the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to its directors, officers and ten-percent stockholders were complied with, except that David G. Lubrano, a Director of the Company, inadvertently failed to report timely on a Form 4, Statement of Changes in Beneficial Ownership, the purchase of 10,000 shares of the Company's Class A Common Stock in November 1998 by a marital trust of which Mr. Lubrano is an indirect beneficial owner. Mr. Lubrano reported these purchase transactions on a Form 4 filed with the Securities and Exchange Commission in December 1998.

    The Company is not aware of any other late filings pursuant to Section 16(a) of the Exchange Act.

           PROPOSAL NO. 2 -- RATIFICATION OF APPOINTMENT OF AUDITORS

    The Board has appointed Arthur Andersen LLP as auditors of the Company for the fiscal year ending December 31, 1999 and has further directed that management submit the selection of auditors for ratification by the stockholders. Arthur Andersen LLP were the Company's auditors for the fiscal year ended December 31, 1998.

    Representatives of Arthur Andersen LLP are expected to be present at the Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

    THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE CHOICE OF ARTHUR ANDERSEN LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

               DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS

    Proposals of security holders intended to be presented at the next Annual Meeting of Stockholders of the Company to be held during 2000, pursuant to Rule 14a-8 promulgated under the Exchange Act, must be received by the Company at its principal executive office in Cambridge, Massachusetts before January 7, 2000 for inclusion in the Company's proxy and proxy statement relating to said meeting. Any stockholder desiring to submit a proposal should consult applicable regulations of the Securities and Exchange Commission. For non-Rule 14a-8 proposals, the Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Secretary of the Company at its principal executive office not less than the earlier of 45 days before the date on which the Company first mailed its proxy materials for the preceding year's Annual Meeting of Stockholders (if such proxy materials were mailed) and for 60 days prior to the first anniversary of the preceding year's Annual Meeting of Stockholders, nor more than 90 days prior to the first anniversary of the preceding year's Annual Meeting of Stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90(th) day prior to such annual meeting and not later than the close of business on the later of the 90(th) day prior to such annual meeting or the 10(th) day following the day on which public announcement of the date of such meeting is first made. If a security holder fails to notify the Company, pursuant to the requirements of the advance notice provisions of the By-laws, of a non-Rule 14a-8 stockholder proposal which it intends to submit at the Company's next Annual Meeting of Stockholders of the Company to be held during 2000, the proxy solicited by the Board with respect to such meeting may grant discretionary authority to the proxies named therein to vote with respect to such matter.

                                 ANNUAL REPORT

    The Company's Annual Report to Stockholders, including financial statements, for the fiscal year ended December 31, 1998 is being furnished to stockholders of record of the Company concurrently with this Proxy Statement. The Annual Report to Stockholders does not, however, constitute a part of the proxy soliciting material.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the management of the Company knows of no business other than that referred to in the foregoing Notice of Annual Meeting of Stockholders and Proxy Statement which may come before the Meeting. Should any other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment on such matters.

                              FORM 10-K AVAILABLE

    THE ANNUAL REPORT OF THE COMPANY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K, WHICH INCLUDES CONSOLIDATED FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES FOR THE COMPANY AND ITS SUBSIDIARIES, IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL OF THE COMPANY AT 215 FIRST STREET, CAMBRIDGE, MASSACHUSETTS 02142.

                                                                       1582-PS99

                                   DETACH HERE

                                      PROXY

                                 BITSTREAM INC.
                215 First Street, Cambridge, Massachusetts 02142

                  ANNUAL MEETING OF STOCKHOLDERS - JUNE 3, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Charles Ying and Anna Chagnon, or either of them, proxies of the undersigned with full power of substitution, to vote all the shares of Class A Common Stock, $0.01 par value ("Class A Common Stock") of Bitstream Inc. (the "Company") held of record by the undersigned on April 23, 1999, at the Company's Annual Meeting of Stockholders to be held June 3, 1999 and at any adjournment thereof.

                                  -----------
SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SEE REVERSE
    SIDE                                                                SIDE
                                  -----------

                                  DETACH HERE

    Please mark
/X/ votes as in
    this example.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THIS PROXY WILL BE VOTED "FOR" ITEMS (1) AND (2), AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING.

  1.     Election of Directors

         Nominees: George B. Beitzel, Amos Kaminski,
                 David G. Lubrano and Charles Ying

                            FOR           WITHHELD
                            / /               / /

                                            MARK HERE
                                            FOR ADDRESS / /
                                            CHANGE AND
                                            NOTE BELOW

         / / ---------------------------------------------
              For all nominees except as noted above

                                                     FOR    AGAINST    ABSTAIN
2.       To ratify the action of the Board           / /     / /         / /
         of Directors in appointing Arthur
         Andersen LLP as auditors for
         the Company for the fiscal year
         ending December 31, 1999.

3.       In their discretion, the proxies are       / /      / /        / /
         authorized to vote upon such matters as
         may properly come before the meeting or
         any postponement or adjournment thereof.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said attorneys, agents, proxies, their substitutes or any of them may lawfully do by virtue hereof.

Please date, sign and return this Proxy Card in the enclosed envelope. No postage required if mailed in the United States.

Please date this Proxy and sign your name exactly as it appears hereon. When there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, this Proxy should be signed by a duly authorized officer. If a partnership, please sign in partnership name by authorized persons.

Signature:            Date:            Signature:             Date:
           ----------       ----------            ----------        -----------